                                                                   EXHIBIT 21.1

                   LIST OF SUBSIDIARIES OF THE COMPANY


        The following entities are wholly-owned by the Company:


-------------------------------------------------------------------------------
                                                  PLACE OF INCORPORATION OF
                                                         ORGANIZATION
-------------------------------------------------------------------------------
Westfield America Meriden Square, Inc.          Delaware corporation
-------------------------------------------------------------------------------
Westfield America of Annapolis, Inc.            Delaware corporation
-------------------------------------------------------------------------------
Westfield America of Bonita, Inc.               Delaware corporation
-------------------------------------------------------------------------------
Westfield America of Missouri, Inc.             Delaware corporation
-------------------------------------------------------------------------------
Westfield America of Vancouver, Inc.            Delaware corporation
-------------------------------------------------------------------------------
Westfield America of West Covina, Inc.          Delaware corporation
-------------------------------------------------------------------------------
Westfield America of Wheaton Inc.               Delaware corporation
-------------------------------------------------------------------------------
CMF, Inc.                                       Delaware corporation
-------------------------------------------------------------------------------
Eagle Rock Properties, Inc.                     Delaware corporation
-------------------------------------------------------------------------------
Mid Rivers Office Development 1, Inc.           Delaware corporation
-------------------------------------------------------------------------------
Montgomery Mall Limited Partnership             Maryland limited partnership
-------------------------------------------------------------------------------
Montgomery Mall Properties, Inc.                Delaware corporation
-------------------------------------------------------------------------------
South County Properties, Inc.                   Delaware corporation
-------------------------------------------------------------------------------
Topanga Center, Inc.                            Delaware corporation
-------------------------------------------------------------------------------
West Park Mall, Inc.                            Delaware corporation
-------------------------------------------------------------------------------
West Park Partners, L.P.                        Missouri limited partnership
-------------------------------------------------------------------------------
WAP HC, Inc.                                    Delaware corporation
-------------------------------------------------------------------------------
Westland Properties Inc.                        Delaware corporation
-------------------------------------------------------------------------------
The Connecticut Post Limited Partnership        Connecticut limited partnership
-------------------------------------------------------------------------------
Residential Rentals and Investments, Inc.       Connecticut corporation
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  PLACE OF INCORPORATION OF
                                                         ORGANIZATION
-------------------------------------------------------------------------------
Trumbull Department Stores, Inc.                Delaware corporation
-------------------------------------------------------------------------------
Westfield Management, Inc.                      California limited partnership
-------------------------------------------------------------------------------
Westland  Milford Properties, Inc.              Delaware corporation
-------------------------------------------------------------------------------
Westland  Partners, Inc.                        Delaware corporation
-------------------------------------------------------------------------------
Westland  Shopping Center, L.P.                 California limited partnership
-------------------------------------------------------------------------------
Westland  South Shore Mall, L.P.                California limited partnership
-------------------------------------------------------------------------------


           The Company owns interests in the following entities:


-------------------------------------------------------------------------------
                                    PERCENTAGE    PLACE OF INCORPORATION OF
                                      OWNED             ORGANIZATION
-------------------------------------------------------------------------------
Annapolis Mall Limited Partnership    30.00%    Maryland limited partnership
-------------------------------------------------------------------------------
EWH Escondido Associates, L.P.        45.00%    Delaware limited partnership
-------------------------------------------------------------------------------
M-R St. Peters, L.P.                  50.00%    Delaware limited partnership
-------------------------------------------------------------------------------
MBM Associates                         1.00%    California limited partnership
-------------------------------------------------------------------------------
Meriden Square Partnership            50.00%    Connecticut general partnership
-------------------------------------------------------------------------------
Mid Rivers Limited Partnership        33.33%    Missouri limited partnership
-------------------------------------------------------------------------------
Mission Valley Partnership            75.80%    California limited partnership
-------------------------------------------------------------------------------
Owensmouth Office Associates, Ltd.    50.00%    California limited partnership
-------------------------------------------------------------------------------
Plaza Camino Real                     40.00%    California limited partnership
-------------------------------------------------------------------------------
Topanga Plaza Partnership             42.00%    California general partnership
-------------------------------------------------------------------------------
Vancouver Mall                        50.00%    Washington general partnership
-------------------------------------------------------------------------------
West Valley Partnership               42.50%    California limited partnership
-------------------------------------------------------------------------------



                                       2